Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: Kevin Flanery
(502) 636-4859
kevin.flanery@kyderby.com

VERNON NIVEN TO LEAVE CHURCHILL DOWNS INCORPORATED

LOUISVILLE, Ky. (Feb. 12, 2009) – Churchill Downs Incorporated (“CDI” or “Company”) (NASDAQ: CHDN) announced today that Vernon Niven, who since October 2006 has served as executive vice president of CDI and president of Twinspires.com, will be leaving the Company for personal reasons. His departure will take place in June after the conclusion of the 2009 Triple Crown.

“I absolutely love what I’ve been doing at Twinspires.com and Churchill Downs, but unexpected family obligations require that my family and I return to our home in Florida,” said Niven. “We discussed various options under which I would continue with Churchill Downs and Twinspires.com, but it’s neither realistic nor fair to the business and to our employees in Mountain View, Calif., Lexington, Ky., and Louisville, Ky., for me to try to do that from Florida.”

“Vernon was the first person I thought of and the first person I hired when we started Twinspires.com in late 2006,” said Bob Evans, president and chief executive officer of CDI. “His accomplishments with our Company are many. He built the Twinspires.com team and led the site’s launch in 2007, and he managed the integration of the AmericaTab (“ATAB”) and Bloodstock Research Information Systems (“BRIS”) acquisitions. Vernon insisted upon maintaining the ATAB and BRIS “no fee” model for wagering customers and led the introduction of many innovative new features, including conditional wagering and the TwinSpires “Leaderboard” contest. He also launched the Thoroughbred industry’s first Internet protocol TV network, TwinSpires TV, and was responsible for our investment in the HRTV network. We have come a very long way in a very short time under Vernon’s leadership. He will be missed both personally and professionally.”

“From the beginning, Twinspires.com has been positioned as the go-to online wagering service for experienced players,” Niven said. “Everything we’ve done has been driven by the simple concept of helping our players win, and they have rewarded us in turn through significant growth. More than anything else, though, I am proud of the focus on constantly increasing our value to real players that permeates our Twinspires.com and BRISnet.com organizations. I am confident that our teams will continue to make TwinSpires and BRIS the leading online destinations for serious handicappers.”

A search will be conducted to identify Niven’s successor. Both internal and external candidates will be considered.

Churchill Downs Incorporated (“Churchill Downs”), headquartered in Louisville, Ky., owns and operates world-renowned horse racing venues throughout the United States. Churchill Downs’ four racetracks in Florida, Illinois, Kentucky and Louisiana host many of North America’s most prestigious races, including the Kentucky Derby and Kentucky Oaks, Arlington

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700 Central Avenue • Louisville, KY 40208 • (502) 636-4400 • www.churchilldownsincorporated.com

Vernon Niven to Leave Churchill Downs Incorporated

Feb. 12, 2009

Million, Princess Rooney Handicap and Louisiana Derby. Churchill Downs racetracks have hosted seven Breeders’ Cup World Championships. Churchill Downs also owns off-track betting facilities and has interests in various advance-deposit wagering, television production, telecommunications and racing services companies, including a 50-percent interest in the national cable and satellite network HorseRacing TV™, that support the Company’s network of simulcasting and racing operations. Churchill Downs trades on the NASDAQ Global Select Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.

Information set forth in this discussion and analysis contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this news release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida and Louisiana racetracks within those respective markets; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Illinois law that impact revenues of racing operations in Illinois; the presence of wagering facilities of Indiana racetracks near our operations; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; our ability to execute on our permanent slot facility in Louisiana and permanent slot facility in Florida; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural disasters on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; any business disruption associated with a natural disaster and/or its aftermath; our ability to integrate businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation, including the outcome of any counter-suits or claims arising in connection with a pending lawsuit in federal court in the Western District of Kentucky styled Churchill Downs Incorporated, et al v. Thoroughbred Horsemen’s Group, LLC, Case

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700 Central Avenue • Louisville, KY 40208 • (502) 636-4400 • www.churchilldownsincorporated.com

Vernon Niven to Leave Churchill Downs Incorporated

Feb. 12, 2009

#08-CV-225-S; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limiting, agreements on the sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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700 Central Avenue • Louisville, KY 40208 • (502) 636-4400 • www.churchilldownsincorporated.com